METROPOLITAN WEST FUNDS

Total Return Bond Fund - Class M and Class I
Low Duration Bond Fund - Class M and Class I
Short-Term Investment Fund - Class M and Class I
AlphaTrak 500 Fund

Supplement dated January 2, 2001
to the Prospectuses and Statements of Additional Information dated July 31, 2000

The following information replaces and supersedes any contrary information contained in the Trust's Prospectuses and Statements of Additional Information with respect to the current Distributor.

The paragraph under the heading "The Distributor" in each Prospectus is deleted and replaced with the following:

  Effective January 2, 2001, PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund.

All other references to Provident Distributors, Inc. in each Prospectus or Statement of Additional Information is hereby replaced with PFPC
Distributors, Inc. (the new Distributor/Underwriter).

There are no changes to the phone numbers or addresses with respect to a shareholder's questions, investments or account activity.





INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.